TRADE AND OTHER RECEIVABLES (Details) - USD ($)	Jun. 30, 2024		Jun. 30, 2023
Current [Abstract]
Receivables from U.S. Government	$ 1,655,435	[1]	$ 0
Receivables from other third-parties	646,575		228,395
Total trade and other receivables	2,302,010		$ 228,395
Funding awarded under the Defense Production Act	$ 12,700,000

[1]	During fiscal 2024, the U.S. Department of Defense (U.S. DoD) contracted to award the Group US$12.7 million in funding under the Defense Production Act (DPA) Title III authorities to address U.S. titanium supply chain vulnerabilities. This funding is being applied towards the Group’s Titanium Production Facility. Title to all assets purchased by the Group with funds from the U.S. government vest with the U.S. government during the term of the technology investment agreement. At the end of the agreement, title may be transferred back to the Group subject to certain conditions.